Fees Summary	Apr. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,246,638,500
Previously Paid Amount	0
Total Fee Amount	190,860.36
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offerings. The maximum aggregate offering price of those offerings is $ 1,246,638,500 .
Net Fee	$ 190,860.36
Narrative - Max Aggregate Offering Price	$ 1,246,638,500
Final Prospectus	true